UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 11, 2017

Exceed World, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55377	47-3002566
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1-2-38-8F, Esaka-cho,

Suita-shi, Osaka 564-0063, Japan

(Address of Principal Executive Offices)

Telephone: +81-6-6339-4117

(Registrant's telephone number)

1-2-38-6F, Esaka-cho, Suita-shi, Osaka 564-0063, Japan

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 1, 2017, School TV Co., Ltd,, a Japan Corporation (“School TV”) which is a wholly owned subsidiary of Exceed World, Inc. (the “Company”), entered into a RE/MAX Regional Franchise Agreement (the “Agreement”) with the master franchiser of RE/MAX Japan to purchase the franchise rights to 2 prefectures, Kanagawa and Okinawa, in consideration of 75,060,000 JPY (686,363 USD) effective on July 7, 2017.

A copy of translated the Agreements are attached hereto and is hereby incorporated by this reference. All references to the Agreement and other exhibits to this Current Report are qualified, in their entirety, by the text of such exhibits.

Item 9.01. Financial Statements and Exhibits.

A. None

B. Exhibits

NUMBER	EXHIBIT
10.1	Kanagawa agreement
10.2	Okinawa agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Exceed World, Inc.

Dated: July 11, 2017

By: /s/ Tomoo Yoshida

Tomoo Yoshida

President and Director